UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2022

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, NY, 10577

(Address of principal executive offices)   (Zip Code)

914-701-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2022, Atlas Air Worldwide Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021, among other things. A copy of this press release is attached as Exhibit 99 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Events.

In its press release announcing financial results for the quarter and year ended December 31, 2021 described in Item 2.02 above, the Company also announced that its Board of Directors approved the establishment of a new share repurchase program authorizing the purchase of up to $200 million of the Company’s common stock (the “Share Repurchase Program”). Purchases under the Share Repurchase Program may be made at management’s discretion from time to time, in the form of accelerated share repurchase programs, open market repurchase programs, privately negotiated transactions, or a combination of these methods, in each case subject to compliance with all Securities and Exchange Commission rules and other legal requirements.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99	Atlas Air Worldwide Holdings, Inc. press release, dated February 17, 2022, announcing its financial results for the quarter and year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

February 17, 2022	By:	/s/ Adam R. Kokas
Name: Adam R. Kokas
Title: Executive Vice President, General
Counsel and Secretary